UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                               FORM 8 - K


                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)  September 29, 2006

                               ___________


                       Northern Empire Bancshares
          ----------------------------------------------------
         (Exact name of registrant as specified in its charter)


  California                 0-51318                   94-2830529
---------------          -----------------------   -----------------
(State or other          (Commission File Number)    (IRS Employer
jurisdiction of                                    Identification No.)
incorporation)


          801 Fourth Street, Santa Rosa, CA                   95404
         ---------------------------------------           ----------
         (Address of principal executive offices)          (Zip Code)


                             (707) 579-2265
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          (Registrant's telephone number, including area code)

                             Not Applicable
      (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.


  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

       On September 29, 2006, in connection with the resignation of Mr. Larry V. Sorensen as Chief Financial Officer of Northern Empire Bancshares and Executive Vice President of its subsidiary, Sonoma National Bank, the Company and the Bank entered into a Severance Agreement with Mr. Sorensen. The Agreement provides that Mr. Sorensen will be paid a total of $240,000 in severance and that the final installment of the stock options previously granted to him under the Company's 1997 Stock Option Plan will vest and be exercisable in accordance with the terms of the Company's Stock Option Plan. As required by applicable law, the Agreement will be effective following the expiration of a 7-day revocation period. In addition to the above, the Agreement contains other customary provisions.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

       Effective September 29, 2006, Larry V. Sorensen resigned as Chief Financial Officer of Northern Empire Bancshares ("Company") and as Executive Vice President of its subsidiary, Sonoma National Bank.

       The functions of Chief Financial Officer of Northern Empire Bancshares will be assumed by Jane Baker, Chief Accounting Officer of the Company and Chief Financial Officer of Sonoma National Bank.
Ms. Baker has served as Chief Financial Officer of the Bank since 1995.


Item 9.01 Financial Statements and Exhibits.

                   None

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                           S I G N A T U R E

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NORTHERN EMPIRE BANCSHARES
                                               (Registrant)


September 29, 2006                By:  /s/ Deborah A. Meekins
-------------------               ---------------------------
     Date                         Deborah A. Meekins
                                  President and Chief Executive Officer